UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-21969

The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GDL Fund

First Quarter Report — March 31, 2017

(Y)our Portfolio Management Team

To Our Shareholders,

For the quarter ended March 31, 2017, the net asset value (“NAV”) total return of The GDL Fund was 0.6%, compared with a total return of 0.1% for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 1.7%. The Fund’s NAV per share was $11.79, while the price of the publicly traded shares closed at $9.85 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed is the schedule of investments as of March 31, 2017.

Comparative Results

Average Annual Returns through March 31, 2017 (a) (Unaudited)
	Quarter	1 Year	3 Year	5 Year	10 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	0.59%	4.13%	3.28%	3.59%	2.97%	2.99%
Investment Total Return (c)	1.73	5.14	2.47	3.83	2.07	1.80
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.10	0.36	0.17	0.14	0.69	0.75

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

The GDL Fund

Schedule of Investments — March 31, 2017 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 55.3%
	Aerospace — 0.2%
9,500	B/E Aerospace Inc.	$609,045

	Automotive: Parts and Accessories — 1.0%
15,100	Federal-Mogul Holdings Corp.†	151,000
100,000	Haldex AB	1,330,819
30,000	Mobileye NV†	1,842,000

		3,323,819

	Building and Construction — 2.8%
20,000	Fortune Brands Home & Security Inc.	1,217,000
200,000	Headwaters Inc.†	4,696,000
47,750	Johnson Controls International plc	2,011,230
35,414	Lennar Corp., Cl. B	1,480,305
2,800	Norbord Inc., Toronto	79,693

		9,484,228

	Business Services — 0.7%
92,138	Clear Channel Outdoor Holdings Inc., Cl. A	557,435
87,000	exactEarth Ltd.†	91,589
3,000	Funespana SA†	20,771
175,000	GrainCorp Ltd., Cl. A	1,215,334
100	Patriot National Inc.†	282
15,300	RDM Corp.	62,588
156,000	TIO Networks Corp.†	385,938

		2,333,937

	Cable and Satellite — 2.7%
27,628	Liberty Global plc, Cl. A†	991,016
60,000	Liberty Global plc, Cl. C†	2,102,400
14,000	Liberty Global plc LiLAC, Cl. A†	311,360
31,000	Liberty Global plc LiLAC, Cl. C†	714,240
220,000	Sky plc	2,690,221
24,000	Time Warner Inc.	2,345,040

		9,154,277

	Computer Hardware — 1.8%
300,000	Brocade Communications Systems Inc.	3,744,000
500	Data Modul AG	34,138
173,000	Nimble Storage Inc.†	2,162,500

		5,940,638

	Computer Software and Services — 0.7%
1,672	Dell Technologies Inc., Cl. V†	107,135
12,000	DH Corp.	227,755
16,500	Digi International Inc.†	196,350
2,000	Halogen Software Inc.†	18,694
200	InterXion Holding NV†	7,912
42,000	Yahoo! Inc.†	1,949,220

		2,507,066

	Consumer Products and Services — 0.0%
20,000	Avon Products Inc.†	88,000

Shares		Market Value

1,000	Bang & Olufsen A/S†	$13,838

		101,838

	Diversified Industrial — 0.5%
2,000	Handy & Harman Ltd.†	54,400
15,000	ITT Inc.	615,300
45,000	Myers Industries Inc.	713,250
3,200	SLM Solutions Group AG†	127,163

		1,510,113

	Educational Services — 0.0%
44,000	Corinthian Colleges Inc.†	44

	Electronics — 1.5%
85,900	Axis Communications AB	3,259,362
75,000	Bel Fuse Inc., Cl. A	1,660,500

		4,919,862

	Energy and Utilities — 3.7%
4,000	Alerion Cleanpower SpA	12,546
170,000	Alvopetro Energy Ltd.†	25,567
3,500	Avangrid Inc.	149,590
1,000	Clayton Williams Energy Inc.†	132,080
12,000	Delta Natural Gas Co. Inc.	364,200
72,000	Endesa SA	1,692,121
500	Etablissements Maurel et Prom†	1,776
80,000	Gas Natural Inc.	1,016,000
560,000	Gulf Coast Ultra Deep Royalty Trust†	56,056
4,500	Midcoast Energy Partners LP	36,225
39,000	Noble Energy Inc.	1,339,260
10,000	NRG Energy Inc.	187,000
10,000	ONEOK Partners LP	539,900
10,000	TerraForm Global Inc., Cl. A	48,000
120,000	Westar Energy Inc.	6,512,400
50,000	WesternZagros Resources Ltd.†	5,452
200	WGL Holdings Inc.	16,506
35,000	Whiting Petroleum Corp.†	331,100

		12,465,779

	Entertainment — 0.3%
10,000	AMC Entertainment Holdings Inc., Cl. A	314,500
274,300	Euro Disney SCA†	585,248
2,000	SFX Entertainment Inc.†	0

		899,748

	Equipment and Supplies — 0.9%
140,000	Multi Packaging Solutions International Ltd.†	2,513,000
2,500	The Middleby Corp.†	341,125

		2,854,125

	Financial Services — 4.2%
190,000	Alimco Financial Corp.†	167,200
32,000	Allied World Assurance Co. Holdings AG	1,699,200
35,000	Astoria Financial Corp.	717,850
8,000	BB&T Corp.	357,600

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — March 31, 2017 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
290,000	Delta Lloyd NV	$1,652,670
100,000	EverBank Financial Corp.	1,948,000
1,000	FBR & Co.	18,050
700,000	Fortress Investment Group LLC, Cl. A	5,565,000
5,000	MoneyGram International Inc.†	84,050
60,000	Navient Corp.	885,600
8,000	Nordnet AB, Cl. B	33,926
3,200	PrivateBancorp Inc.	189,984
60,000	SLM Corp.†	726,000
900	Topdanmark A/S†	22,817

		14,067,947

	Food and Beverage — 6.1%
2,619,000	Parmalat SpA	8,566,274
1,500,000	Premier Foods plc†	826,912
10,000	Snyder’s-Lance Inc.	403,100
500	The Hershey Co.	54,625
180,000	The WhiteWave Foods Co.†	10,107,000
2,500,000	Yashili International Holdings Ltd.	476,099

		20,434,010

	Health Care — 11.5%
40,000	Actelion Ltd.†	11,270,404
57,000	Air Methods Corp.†.	2,451,000
90,000	Alere Inc.†	3,575,700
3,500	Allergan plc	836,220
63,000	AstraZeneca plc, ADR	1,961,820
5,500	Cigna Corp.	805,695
17,000	Constellation Healthcare Technologies, Inc.†	46,006
3,000	Depomed Inc.†	37,650
2,600	Humana Inc.	535,964
1,000	ICU Medical Inc.†	152,700
4,000	Illumina Inc.†	682,560
2,000	Mead Johnson Nutrition Co.	178,160
6,000	Mylan NV†	233,940
18,000	Rhoen Klinikum AG	491,007
15,000	Smith & Nephew plc	228,528
7,500	Smith & Nephew plc, ADR	231,975
400,000	Universal American Corp.†	3,988,000
75,000	VCA Inc.†	6,862,500
71,000	Zeltiq Aesthetics Inc.†	3,948,310

		38,518,139

	Hotels and Gaming — 0.1%
27,000	Belmond Ltd., Cl. A†	326,700
1,000	MGM Resorts International	27,400

		354,100

	Machinery — 0.6%
19,000	CNH Industrial NV	183,234

Shares		Market Value

38,000	Xylem Inc.	$1,908,360

		2,091,594

	Metals and Mining — 0.8%
75,001	Alamos Gold Inc., Cl. A	602,258
35,504	AuRico Metals Inc.†	31,236
17,134	Joy Global Inc.	484,036
3,000	Osisko Gold Royalties Ltd., Toronto	33,342
12,000	Vulcan Materials Co.	1,445,760

		2,596,632

	Publishing — 0.0%
10,000	Telegraaf Media Groep NV	66,056
4,000	tronc Inc.†	55,680

		121,736

	Real Estate — 0.0%
4,000	Brookfield Canada Office Properties	93,996
136,000	Great Wall Pan Asia Holdings Ltd.	37,275

		131,271

	Retail — 3.2%
25,000	Cabela’s Inc.†	1,327,750
120,000	CST Brands Inc.	5,770,800
840,000	Rite Aid Corp.†	3,570,000

		10,668,550

	Semiconductors — 1.4%
33,800	AIXTRON SE†	125,590
30,000	Exar Corp.†	390,300
60,000	GigPeak Inc.†	184,800
170,000	InvenSense Inc.†	2,147,100
3,000	KLA-Tencor Corp.	285,210
1	MACOM Technology Solutions Holdings Inc.†	43
14,000	NXP Semiconductors NV†	1,449,000

		4,582,043

	Specialty Chemicals — 4.5%
3,000	Akzo Nobel NV	248,768
2,000	Ashland Global Holdings Inc.	247,620
200,000	Chemtura Corp.†	6,680,000
1,500	Linde AG	249,792
6,000	Monsanto Co.	679,200
10,000	SGL Carbon SE†	101,773
10,500	Syngenta AG, ADR	929,250
52,000	The Valspar Corp.	5,768,880

		14,905,283

	Telecommunications — 5.5%
690,000	Asia Satellite Telecommunications Holdings Ltd.†	851,457
200,000	Ixia†	3,930,000
200,000	Koninklijke KPN NV	602,317
58,000	Level 3 Communications Inc.†	3,318,760
1,000	Loral Space & Communications Inc.†	39,400

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — March 31, 2017 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
10,000	Lumos Networks Corp.†	$177,000
40,000	NeuStar Inc., Cl. A†	1,326,000
58,000	Sprint Corp.†	503,440
130,000	Telenet Group Holding NV†	7,731,656

		18,480,030

	Transportation — 0.1%
2,000	XPO Logistics Europe SA†	427,361

	Wireless Communications — 0.5%
24,000	T-Mobile US Inc.†	1,550,160

	TOTAL COMMON STOCKS	185,033,375

	RIGHTS — 0.3%
	Entertainment — 0.1%
225,000	Media General Inc., expire 12/31/17†	384,750

	Health Care — 0.2%
187,200	Adolor Corp., CPR, expire 07/01/19†	97,344
79,391	Ambit Biosciences Corp., CVR†	47,635
201,600	American Medical Alert Corp., CPR†	2,016
18,000	Chelsea Therapeutics International Ltd., CVR†	1,980
270,000	Durata Therapeutics Inc., CVR, expire 12/31/19†	0
229,178	Dyax Corp., CVR, expire 12/31/19†	254,388
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	60
206,000	Synergetics USA Inc., CVR†	20,600
346,322	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†	0
11,000	Tobira Therapeutics Inc.†	151,140

		575,163

	Retail — 0.0%
400,000	Safeway Casa Ley, CVR, expire 01/30/19†	152,000
400,000	Safeway PDC, CVR, expire 01/30/18†	8,000

		160,000

	TOTAL RIGHTS	1,119,913

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
35,000	Kinder Morgan Inc., expire 05/25/17†	84

	Metals and Mining — 0.0%
850	HudBay Minerals Inc., expire 07/20/18†	339

	TOTAL WARRANTS	423

Principal Amount		Market Value
	U.S. GOVERNMENT OBLIGATIONS — 44.4%
$148,997,000	U.S. Treasury Bills, 0.476% to 0.914%††, 04/27/17 to 09/14/17(a)	$148,754,967

	TOTAL INVESTMENTS — 100.0% (Cost $337,173,069)	$334,908,678

	Aggregate tax cost	$338,466,513

	Gross unrealized appreciation	$10,127,538
	Gross unrealized depreciation	(13,685,373)

	Net unrealized appreciation	$(3,557,835)

Shares
	SECURITIES SOLD SHORT — (1.0)%
	Building and Construction — (0.5)%
35,414	Lennar Corp., Cl. A	$1,812,843

	Energy and Utilities — (0.2)%
9,850	ONEOK, Inc.	546,084

	Entertainment — (0.1)%
10,000	AMC Entertainment Holdings Inc., Cl. A	314,500

	Financial Services — (0.2)%
1,336	Canadian Imperial Bank of Commerce	115,177
972	Fairfax Financial Holdings Ltd.	442,346

		557,523

	TOTAL SECURITIES SOLD SHORT
	(Proceeds received $3,232,137)(b)	$3,230,950

	Aggregate proceeds	$(3,232,137)

	Gross unrealized appreciation	$54,261
	Gross unrealized depreciation	(53,074)

	Net unrealized depreciation	$1,187

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — March 31, 2017 (Unaudited)

Principal Amount		Settlement Date	Unrealized Appreciation/ Depreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS (c) — 0.1%
3,500,000(d)	Deliver British Pounds in exchange for United States Dollars 4,352,390	04/28/17	$(35,624)

20,500,000(e)	Deliver Euro Currency in exchange for United States Dollars 22,086,085	04/28/17	189,148

40,000,000(f)	Deliver Swedish Kronor in exchange for United States Dollars 4,509,202	04/28/17	39,425

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		$192,949

Notional Amount		Termination Date
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS (g) — 0.0%
$873,420	E2V Technologies	12/14/17	$(154,860)
(262,000 Shares)
1,034	Gulf Keystone Petroleum Ltd.	06/28/17	(16)
(700 Shares)
246,107	Premier Foods plc	04/02/18	(3,271)
(440,500 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		$(158,147)

(a)	At March 31, 2017, $39,791,000 of the principal amount was pledged as collateral for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.
(b)	At March 31, 2017, these proceeds were being held at Pershing LLC.
(c)	At March 31, 2017, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(d)	Principal amount denoted in British Pounds.
(e)	Principal amount denoted in Euros.
(f)	Principal amount denoted in Swedish Kronor.
(g)	At March 31, 2017, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right
CPR	Contingent Payment Right

Geographic Diversification	% of Market Value	Market Value

Long Positions
North America	81.1%	$271,570,162
Europe	17.3	57,918,652
Latin America	1.2	4,204,530
Asia/Pacific	0.4	1,215,334

Total Investments	100.0%	$334,908,678

Short Positions
North America	(1.0)%	$(3,230,950)

See accompanying notes to schedule of investments.

The GDL Fund

Notes to Schedule of Investments (Unaudited)

As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its schedule of investments. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a Pricing Service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$ 3,172,819	—	$ 151,000	$ 3,323,819
Educational Services	—	—	44	44
Entertainment	899,748	—	0	899,748
Financial Services	14,034,021	—	33,926	14,067,947
Health Care	38,472,133	—	46,006	38,518,139
Other Industries (a)	128,223,678	—	—	128,223,678

Total Common Stocks	184,802,399	—	230,976	185,033,375

Rights (a)	—	$ 160,000	959,913	1,119,913
Warrants (a)	423	—	—	423
U.S. Government Obligations	—	148,754,967	—	148,754,967

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$184,802,822	$148,914,967	$1,190,889	$334,908,678

LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$ (3,230,950)	—	—	$ (3,230,950)

TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$ (3,230,950)	—	—	$ (3,230,950)

OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$ 228,573	—	$ 228,573

LIABILITIES (Unrealized Depreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	(35,624)	—	(35,624)

EQUITY CONTRACTS
Contract for Difference Swap Agreements	—	(158,147)	—	(158,147)

TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$ 34,802	—	$ 34,802

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The Fund’s derivative contracts held at March 31, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at March 31, 2017 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Depreciation
	Market Value	One Month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$1,034 (700 Shares)	Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd.	6/28/2017	$(16)
$246,107 (440,500 Shares)	Premier Foods plc	Premier Foods plc	4/2/2018	(3,271)
$873,420 (262,000 Shares)	E2V Technologies	E2V Technologies	12/14/2017	(154,860)
				$(158,147)

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at March 31, 2017 are presented within the Schedule of Investments.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At March 31, 2017, the Fund did not hold any written options contracts.

The following table summarizes the net unrealized appreciation/(depreciation) of derivatives held at March 31, 2017 by primary risk exposure:

Asset Derivatives:	Net Unrealized Appreciation/ Depreciation

Forward Foreign Exchange Contracts	$228,573

Liability Derivatives:

Forward Foreign Exchange Contracts	$(35,624)

Equity Contract for Difference Swap Agreements	(158,147)

Total	$(193,771)

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at March 31, 2017 are reflected within the Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At March 31, 2017, the Fund did not hold restricted securities.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Ryan N. Kahn, CFA, is an analyst dedicated to the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed-end funds. He joined the team in 2013 after working as a generalist in the research department. Mr. Kahn earned a Bachelor of Science in Business Management from Babson College.

Gian Maria Magrini, CFA, is an analyst dedicated to the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed-end funds. He joined the team in 2013 after serving various roles in the Firm’s operations and research departments. Mr. Magrini earned a B.S. in Finance from Fordham University.

Geoffrey P. Astle is involved in the analytics and foreign and domestic trading for the Gabelli merger arbitrage portfolios, specific to our U.S. open and closed end funds. He has been associated in this capacity since 2007. Mr. Astle earned a Bachelor of Science in both Finance and Marketing from Fairfield University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Arthur V. Ferrara

Former Chairman &

Chief Executive Officer,

Guardian Life Insurance

Company of America

Leslie F. Foley

Attorney

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Edward T. Tokar

Former Chief Executive Officer of Allied

Capital Management, LLC, &

Vice President of Honeywell International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President

Peter M. Baldino

Assistant Vice President

& Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GDL Q1/2017

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The GDL Fund

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/25/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/25/2017

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/25/2017

* Print the name and title of each signing officer under his or her signature.